SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported) February 9, 1999


                       ADVANCED MACHINE VISION CORPORATION
             (Exact name of registrant as specified in its charter)


                                   California
                 (State or other jurisdiction of incorporation)


                  0-20097                                33-0256103
         (Commission File Number)              (IRS Employer Identification No.)

         3709 Citation Way #102
              Medford, Oregon                               97504
(Address of principal executive offices)                 (Zip Code)

                                  541-776-7700
              (Registrant's telephone number, including area code)



                            Total Number of Pages: 3

Item 5. Other Events
--------------------

     Restructuring of Debt:
     ---------------------
          On February 9, 1999, Advanced Machine Vision Corporation ("AMV" or the "Company") effected a restructuring of certain debt owed by AMV to the former owners of Ventek, Inc. ("Ventek"), a subsidiary of the Company.

          AMV issued the following  notes in connection  with the acquisition of
     Ventek:  (i) a 6.75%  $1,000,000  note  due  July  23,  1999;  (ii) a 6.75%
     $2,250,000  note due July 23, 1999  convertible  into the Company's Class A
     Common Stock at $2.25 per share; and (iii) a $1,125,000 note and stock appreciation rights payable (a) by issuance of up to 1,800,000 shares of Class A Common Stock or, at the Company's option, in cash on July 23, 1999, or (b) solely in cash in the event AMV Common Stock is delisted from the Nasdaq Stock Market. The three notes are payable to Veneer Technology, Inc. ("Veneer"), a company owned by the four former stockholders of Ventek, all of whom are current employees of the Company.

          On February 9, 1999, the notes were amended, and the following actions were taken:

          1. $750,000 of the $1,000,000 note was paid to Veneer and the maturity date of the remaining $250,000 was extended one year to July 23, 2000.

          2. The maturity date of the $2,250,000 note was extended one year to July 23, 2000.

          3. 1,800,000 shares of restricted Class A Common Stock were issued to Veneer in full satisfaction of the $1,125,000 note and the stock appreciation rights were canceled. The shares cannot be transferred or traded until January 1, 2000.

          4. The Class I Warrant to purchase 250,000 shares of Common Stock (originally issued in connection with AMV's acquisition of Ventek) was canceled.

          5. The maturity date of a $250,000 note due to AMV from Rodger A. Van Voorhis, a shareholder of Veneer, president of Ventek and a director of AMV, was extended one year to July 23, 2000.

     Issuance of Restricted Stock:
     ----------------------------
          On February 9, 1999, the Company's Board of Directors awarded 350,000 shares of restricted stock to Veneer in consideration for past services and to retain the four shareholders of Veneer, who are also employees of Ventek, including Mr. Van Voorhis. The shares were issued under the Company's 1997 Restricted Stock Plan. The shares cannot be transferred or traded unless Veneer pays AMV $1.25 per share between February 1, 2000 and January 31, 2001. Absent such payment within this time frame, the shares will be forfeited and returned to the Company.

Item 7.  Financial Statements and Exhibits
------------------------------------------

     None


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ADVANCED MACHINE VISION CORPORATION




Date:  February 16, 1999                By:   /s/ Alan R. Steel
                                        -----------------------------------
                                              Vice President, Finance and
                                              Chief Financial Officer